UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PERFECTENERGY INTERNATIONAL LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No. 479 You Dong Road,
Xinzhuang Town, Shanghai 201100
People’s Republic of China

May 13, 2011

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Perfectenergy International Limited to be held at our principal executive offices located at No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China on June 24, 2011 at 9 p.m. (local time).

At the meeting, shareholders will be asked to vote on the re-election of five directors and the ratification of the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as our independent registered public accounting firm for our 2011 fiscal year.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important.  I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of Perfectenergy.

Sincerely,

/s/ Wennan Li
Wennan Li
Chairman of the Board and Chief Executive Officer

No. 479 You Dong Road,
Xinzhuang Town, Shanghai 201100
People’s Republic of China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 13, 2011

TO THE SHAREHOLDERS OF PERFECTENERGY INTERNATIONAL LIMITED:

The annual meeting of the shareholders of Perfectenergy International Limited, a Nevada corporation, will be held on June 24, 2011 at 9 p.m. (local time), at our principal executive offices located at No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China for the following purposes:

1.	To re-elect five directors to serve until the 2012 annual meeting of shareholders.

2.	To ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as our independent registered public accounting firm for the 2011 fiscal year.

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 25, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your proxy card or broker may also provide instructions on voting electronically. Returning the enclosed proxy card (or voting electronically) will not affect your right to vote in person if you attend the meeting.

If you cannot attend in person but would like to participate in the meeting by teleconference, you may dial +1 (888) 464-8621 and enter the access code 7464000 when prompted a few minutes before the meeting’s start time.  For calls from China, you may dial +1 (800) 819-0115 and enter the access code 7464000 when prompted.  Please note, however, that if you participate in the meeting by teleconference, your vote must still be submitted by one of the three ways detailed in the accompanying proxy statement.

By Order of the Board of Directors

Wennan Li
Chairman of the Board and Chief Executive Officer

Shanghai, People’s Republic of China

No. 479 You Dong Road,
Xinzhuang Town, Shanghai 201100
People’s Republic of China

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 24, 2011

May 13, 2011

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Perfectenergy International Limited, a Nevada corporation (the “Company”), for use at the annual meeting of shareholders to be held on June 24, 2011 at 9 p.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at our principal executive offices located at No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China.  We intend to mail this proxy statement and accompanying proxy card on or about May 12, 2011 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on April 8, 2011 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on two items:

1.	The election of five directors (see page 4).

2.	The ratification of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as our independent registered public accounting firm for the 2011 fiscal year (see page 5).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are three ways to vote:

1.	By completing and returning your proxy card in the postage-paid envelope provided by the Company;

2.	By following the instructions for electronic voting using the Internet or telephone, which are printed on your proxy card; or

3.	By voting in person at the meeting.

Street Name Holders

Shares that are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as directors.

2.	FOR the ratification of the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as our independent registered public accounting firm for the 2011 fiscal year.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize our Chairman and CEO, Mr. Wennan Li, to vote on such matters in his discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

For holders of common stock, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 29,626,916 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one (1) vote.

How many votes must be present to hold the meeting?

The holders of at least 1% of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 296,270 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

The five nominees for directors who receive the most votes will be elected.

The required vote to approve the ratification of the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as our independent registered public accounting firm for the 2011 fiscal year is the affirmative vote of a majority of the votes cast, excluding abstentions.

An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation addressed to our Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on April 8, 2011 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

●	FOR each of the nominees for director named in this proxy statement; and

●	FOR ratification of the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as our independent registered public accounting firm for the 2011 fiscal year.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed by the Board of Directors and may be increased or decreased by resolution of the Board of Directors. The current Board is fixed at 5 directors, and 5 directors are to be re-elected to our Board at the annual meeting. The Board’s Nominating Committee recommends that Wennan Li, Min Fan, Yunxia Yang, Adam Roseman, and Yajun Wu to be re-elected to serve as directors. All of the nominees currently serve on our Board.

Nominees for Director

The experience and background of each of the directors, as summarized below, were significant factors in their previously being nominated as directors of the Company.

Wennan Li, 45, has been our Chairman, Chief Executive Officer and President since August 8, 2007.  His current term as CEO and President ends on September 1, 2012.   Mr. Li has extensive experience with technological development, production management, and international marketing in the PV industry.  Mr. Li is the founder, director, and general manager of our subsidiary, Perfectenergy Shanghai, since August 2005.  From November 2002 to August 2005, Mr. Li was the Vice President of Topsolar Shanghai Limited, a leading PV company in China.  He has also served as a PV industry expert advising the Shanghai government in matters relating to the PV industry.  Mr. Li received a master’s degree in 1991 from the Management School of Shanghai Jiaotong University and a bachelor’s degree in 1988 from Xi’an Jiaotong University in Electrical Automation.

Min Fan, 46, has been a director since August 25, 2007.  Mr. Fan is one of the co-founders of Ctrip.com International Ltd. (Nasdaq: CTRP), a Chinese-based travel services business.  He has served as CTRP’s Chief Executive Officer since January 2006 and as a director since October 2006.  He also served as CTRP’s Chief Operating Officer from November 2004 to January 2006, and as CTRP’s Executive Vice President from 2000 to November 2004.  Mr. Fan is also a founding stockholder of Home Inns & Hotels Management, Inc. (Nasdaq: HMIN), an economy hotel developer, operator, and franchisor.  Mr. Fan obtained a master’s and bachelor’s degree from Shanghai Jiao Tong University, and studied at the Lausanne Hotel Management School of Switzerland in 1995.

Yunxia Yang, 54, has been a director since August 25, 2007.  Ms. Yang is one China’s leading solar energy researchers with extensive experience in solar products development and has been a professor in the School of Materials Science and Engineering at the East China University of Science & Technology since 1987.  Ms. Yang received her bachelor’s degree in 1982 and a master’s degree in 1987 in the study of Application (Macromolecule) Materials, both from East China University of Science & Technology.

Adam Roseman, 33, has been a director since August 25, 2007.  Mr. Roseman has extensive experience in finance and management.  He is the founder and Chief Executive Officer of ARC Investment Partners, LLC and ARC China, Inc.  Previously, Mr. Roseman was an investment banker in various sectors at Lehman Brothers, Piper Jaffray, and Goldman Sachs.  During the past five years, Mr. Roseman has also sat on the Boards of Directors of Big Brothers Big Sisters Los Angeles and Big Brothers Big Sisters Orange County.

Yajun Wu, 52, has been a director since November 20, 2007.  Mr. Wu serves as the Executive Vice President and Deputy Chief Financial Officer of Alcatel Shanghai Bell Co., Ltd. in Shanghai, a position that he has held since February 2003.  From July 2002 to February 2003, he was Alcatel’s Director of Credit Management.  From March 1999 to July 2002, Mr. Wu served as Vice President and Deputy Chief Financial Officer of Shanghai Bell Alcatel Mobile Communication System Co., Ltd.

The Board recommends a vote “FOR” each of the above nominees.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board’s Audit Committee recommends BDO China Shu Lun Pan Certified Public Accountants LLP (1818) (“BDO China Shu Lun Pan”) as our independent registered public accountants for the 2011 fiscal year.  Frazer Frost LLP (“Frazer Frost”) was the Company’s independent registered public accountants for the fiscal year ended October 31, 2010. The Board requests that shareholders ratify its selection of BDO China Shu Lun Pan as the independent auditor for the fiscal year ending September 30, 2011. If the shareholders do not ratify the selection of BDO China Shu Lun Pan, the Board of Directors will select another firm of accountants.

Representatives of BDO China Shu Lun Pan will not be present at the 2011 annual meeting.

The Board recommends a vote “FOR” the ratification of the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP (1818) as our independent registered public accounting firm.

Principal Accountant Fees and Services

Frazer Frost, LLP served as our independent registered public accounting firm for our fiscal years ended October 31, 2010 and 2009.  The following tables show the fees that were billed for audit and other services provided by Frazer Frost, LLP (the successor entity of Moore Stephens Wurth Frazer and Torbet, LLP) during the fiscal years indicated:

	Fiscal Year Ended October 31,
	2010	2009
Audit Fees (1)	$175,000	$195,000
Audit-Related Fees (2)	―	―
Tax Fees (3)	12,000	12,000
All Other Fees (4)	―	―
Total	$187,000	$207,000

(1)
Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years.  This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)
Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  During the fiscal year ended October 31, 2010, 100% of our audit and non-audit fees were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors currently consists of five members. Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified. Our Board of Directors is responsible for the business and affairs of the Company and considers various matters that require its approval. During the fiscal year ended October 31, 2010, the Board met and/or took action by unanimous written consent 4 times.

There are three committees of the Board of Directors — the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board created the three committees and adopted charters for all of such committees on July 29, 2008. Copies of these charters were attached to the proxy statement delivered to shareholders during the fiscal year ended October 31, 2008. Committee assignments are re-evaluated annually. The Board has determined that, in its judgment as of the date of this Proxy Statement, Mr. Roseman, Mr. Fan, Ms. Yang, and Mr. Wu are independent directors within the meaning of Rule 5605(a)(2) of the NASDAQ listing rules . Accordingly, all of the members of the Audit Committee are independent within the meaning of Rule 5605(a)(2) of the NASDAQ listing rules.

Attendance of Directors at Shareholder Meetings

All of the Company’s directors are expected to attend the 2011 annual shareholder meeting.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee assists Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in the Company’s annual proxy statement. The current members of the Audit Committee are Adam Roseman, Yajun Wu, and Yunxia Yang, and Mr. Wu serves as the Chairman. The Audit Committee met and/or took action by unanimous written consent one (1) time during the fiscal year ended October 31, 2010. The Board has determined that Mr. Wu is an “audit committee financial expert” within the meaning of Rule 5605(c)(2)(A) of the NASDAQ listing rules .

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Min Fan, Wennan Li, and Yunxia Yang, and Mr. Fan serves as the Chairman. The Compensation Committee met and/or took action by unanimous written consent one (1) time during the fiscal year ended October 31, 2010.

The Compensation Committee:

•
on an annual basis, without the participation of the Chief Executive Officer, (i) reviews and approves the corporate goals and objectives with respect to compensation for the Chief Executive Officer, (ii) evaluates the Chief Executive Officer's performance in light of the established goals and objectives, and (iii) sets the Chief Executive Officer's annual compensation, including salary, bonus, incentive, and equity compensation.

•
on an annual basis, reviews and approves (i) the evaluation process and compensation structure for the Company’s other senior executives, (ii) the Chief Executive Officer’s evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive, and equity compensation, of other company executive officers, (iii) the recruitment, retention, and severance programs for the Company’s senior executives, and (iv) the compensation structure for the Board of Directors.

•
as appropriate, makes recommendations to the Board with respect to executive incentive-compensation plans and equity-based plans and administer any incentive plans and bonus plans that include senior officers. Stock option grants are made by the Options Committee, for non-senior officers, but are ratified by the Compensation Committee in its compensation review.

The Compensation Committee has the authority to obtain advice and seek assistance from internal and external legal, accounting, and other advisors such as consultants and determines the extent of funding necessary for the payment of compensation to such persons.

Nominating Committee

The Nominating Committee identifies and evaluates candidates for election to the Company’s Board of Directors. The current members of the Nominating Committee are Wennan Li, Min Fan, Adam Roseman, and Mr. Li serves as the Chairman. The Committee met and/or took action by unanimous written consent one (1) time during the fiscal year ended October 31, 2010.

The Nominating Committee selects candidates for director who, in the view of the Nominating Committee and based on all available information and relevant considerations, are most suited for membership on the Board. The process for identifying and evaluating nominees for director is as follows:

•	The Committee first determines the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

•
The Committee evaluates the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each such incumbent director, the Committee (i) considers if the director continues to satisfy the minimum qualifications for director candidates adopted by the Committee; (ii) reviews the assessments of the performance of the director during the preceding term made by the Company’s Governance Committee; and (iii) determines whether there exists any special, countervailing considerations against re-nomination of the director.

•
If the Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee’s view the incumbent should not be re-nominated, the Committee, absent special circumstances, proposes the incumbent director for re-election.

•
The Committee identifies and evaluates new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death, or disability of an incumbent director or a decision of the directors to expand the size of the Board.

•
The Committee solicits recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates; where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

•
As to each recommended candidate that the Committee believes merits consideration, the Committee (i) causes to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; (ii) determines if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director; (iii) determines if the candidate possesses any of the specific qualities or skills that under the Committee’s policies must be possessed by one or more members of the Board; (iv) considers the contribution that the candidate can be expected to make to the overall functioning of the Board; and (v) considers the extent to which the membership of the candidate on the Board will promote diversity among the directors.

•
The Committee may, in its discretion, solicit the views of the Chief Executive Officer, other members of the Company’s senior management, and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.

•	In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.

In making its selection, the Nominating Committee will consider director candidates recommended by shareholders. In addition to the criteria for evaluation of other candidates to the Board (as listed above), the Nominating Committee may consider the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company. The Committee may also consider the extent to which the recommending shareholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of shareholders, whether the recommending shareholder intends to continue holding its interest at least through the time of such annual meeting.

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation, and shares held.  For further details on submitting shareholder proposals for director candidates, see “Shareholder Proposals” below.

Diversity

While the Company does not have a policy regarding diversity of its board members, diversity is one of a number of factors that is typically taken into account in identifying board nominees.  We believe that we have a very diverse board of directors in terms of previous business experience and educational and personal background of the members of our board.

Shareholder Communications with Non-Management Members of the Board

The Company’s Board of Directors has not adopted a formal process for shareholders to send communications to the independent members of the Board. Shareholders may, however, communicate with the non-management members of the Board by sending correspondence addressed to a non-management member to Perfectenergy International Limited, No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Election or Appointment
Wennan Li	Chief Executive Officer, President, and Chairman of the Board of Directors	August 8, 2007
Xiaolin Zhuang	Chief Financial Officer and Secretary	February 1, 2008
Min Fan	Director	August 25, 2007
Yunxia Yang	Director	August 25, 2007
Adam Roseman	Director	August 25, 2007
Yajun Wu	Director	November 20, 2007

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above.  The experience of our executive officer who is not also a director is described below.

Xiaolin Zhuang, 40, has been our Chief Financial Officer and Secretary since February 1, 2008.  His term of office with the Company ends on February 1, 2014.  Concurrent to these positions, Mr. Zhuang serves as the Chief Financial Officer of our subsidiary, Perfectenergy Shanghai, since February 2008.  Prior to joining the Company, Mr. Zhuang served as the China Financial Controller of Synthesis Energy Systems, Inc. from April 2007 to January 2008.  From November 2003 to May 2007, Mr. Zhuang served as the Finance Manager and Group Internal Auditor Head for Jebsen & Co. (China) Ltd. & Jebsen & Co. Ltd.  Since September 1995, Mr. Zhuang has served as a member of the China Institute of Certified Public Accountants (CICPA).  Mr. Zhuang earned a bachelor’s degree in Economics in 1994 from the Shanghai University of Finance and Economics.s

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively.  Executive officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based on a review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors, and greater than 10% stockholders filed the required reports during the fiscal year ended October 31, 2010 in a timely manner except that Adam Roseman filed a Form 4 to report an event from April 13, 2010 one (1) day late.

Director Independence

Our board of directors has determined that it currently has 4 members who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and Rule 5605(a)(2) of the NASDAQ listing rules .  The independent directors are Min Fan, Yunxia Yang, Adam Roseman, and Yajun Wu.  All of the members of our Audit Committee qualify as independent.  All of the members of each of our Nominating and Compensation Committees qualify as independent, except for Wennan Li.

Code of Ethics

We have adopted a code of ethics that applies to all directors, officers, and employees, including our Chief Executive Officer and Chief Financial Officer, and members of the board of directors. We will provide to any person, without charge and upon request, a copy of the code of ethics. Any such request must be made in writing to the Company, Attn: Corporate Secretary, No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China.

Indemnification

Section 78.7502 of the Nevada Revised Statutes permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a)	is not liable pursuant to Nevada Revised Statute 78.138, or
(b)
acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

In addition, Section 78.7502 permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

(a)	is not liable pursuant to Nevada Revised Statute 78.138; or
(b)	acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, the corporation is required to indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 78.752 of the Nevada Revised Statutes allows a corporation to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

Other financial arrangements made by the corporation pursuant to Section 78.752 may include the following:

(a)	the creation of a trust fund;
(b)	the establishment of a program of self-insurance;
(c)	the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation; and
(d)	the establishment of a letter of credit, guaranty or surety

No financial arrangement made pursuant to Section 78.752 may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

Any discretionary indemnification pursuant to NRS 78.7502, unless ordered by a court or advanced pursuant to an undertaking to repay the amount if it is determined by a court that the indemnified party is not entitled to be indemnified by the corporation, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances. The determination must be made:

(a)	by the stockholders;
(b)	by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

(c)	if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or
(d)	if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Our bylaws also include indemnification provisions. Pursuant to the provisions of the State of Nevada’s Revised Business Statutes, we have adopted the following indemnification provisions in our bylaws for our directors and officers:

“(1)      Directors Officers.  The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Nevada General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

(2)      Employees and Other Agents.   The corporation shall have power to indemnify its employees and other agents as set forth in the Nevada General Corporation Law.

(3)      Expense.  The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

(4)      Enforcement.   Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer.  Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor.  The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim.  In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada General Corporation Law for the corporation to indemnify the claimant for the amount claimed.  In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.  In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

(5)      Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.  The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

(6)      Survival of Rights.  The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(7)      Insurance.  To the fullest extent permitted by the Nevada General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(8)      Amendments.  Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(9)      Saving Clause.  If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

 (10)   Certain Definitions.  For the purposes of this Bylaw, the following definitions shall apply:

(a) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(b) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(c) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(e) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.”

These indemnification provisions may be sufficiently broad to permit indemnification of our directors and officers for liabilities arising under the Securities Act. However, insofar as indemnification for liabilities arising under the Securities Act may be permitted for our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us for expenses incurred or paid by a director, officer, or controlling person in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether our indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue by the court.

DIRECTOR AND EXECUTIVE COMPENSATION

Summary of Compensation

The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended October 31, 2010, 2009, and 2008 by (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) the three most highly compensated executive officers other than our CEO and CFO who were serving as executive officers at the end of our last completed fiscal year whose total compensation exceeded $100,000 during such fiscal year ends, and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year whose total compensation exceeded $100,000 during such fiscal year ends.  The compensation amounts reflected in the table below are expressed in U.S. Dollars based on the interbank exchange rate of 6.6 RMB for each 1.00 U.S. Dollar, on October 31, 2010.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus		Stock Awards		Option Awards (1)		Non-Equity Incentive Compensation		Non-qualified Deferred Compensation Earnings		All Other Compensation			Total

Wennan Li,	2010	$115,636		$34,848	$		$437,238	(2,3)	$	―	$	―	$	―		$587,722
CEO	2009	$105,400		$8,800	$	―	$565,576	(3)	$	―	$	―	$	―		$679,776
	2008	$106,618	$	―	$	―	$567,125	(3)	$	―	$	―	$	―		$673,743

Xiaolin	2010	$96,364		$21,969	$		$110,367	(4,5)	$	―	$	―	$	―		$228,700
Zhuang,	2009	$87,478		$7,320	$	―	$109,274	(5)	$	―	$	―	$	―		$204,072
CFO	2008	$66,176	$	―	$	―	$81,731	(5)	$	―	$	―		$4,320	(6)	$152,227

Diping Zhou,	2010	$96,364		$21,969	$		$211,158	(7,8)	$	―	$	―	$	―		$329,491
VP of	2009	$82,090		$7,060	$	―	$274,861	(8)	$	―	$	―	$	―		$364,011
Operations	2008	$74,265	$	―	$	―	$273,609	(8)	$	―	$	―	$	―		$347,874

(1)
Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.  FAS 123R requires the Company to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vested).  As a general rule, for time in service based options, the Company will immediately expense any option or portion thereof that is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option.

(2)
On April 7, 2010, Mr. Li was granted options to purchase an aggregate 50,000 shares of our common stock at $0.20 per share, vesting at 33.33% per year.  These options expire on April 7, 2020.  The shares were valued at the market price on the date of grant.  The estimated fair value of stock options granted was $0.19 per share.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 2.98%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(3)
On August 8, 2007, Mr. Li was granted options to purchase an aggregate 407,274 shares of our common stock at $2.80 per share, vesting at 33.33% per year.  These options expire on August 8, 2017.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 4.5%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(4)
On April 7, 2010, Mr. Zhuang was granted options to purchase an aggregate 30,000 shares of our common stock at $0.20 per share, vesting at 33.33% per year.  These options expire on April 7, 2020.  The shares were valued at the market price on the date of grant.  The estimated fair value of stock options granted was $0.19 per share.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 2.98%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(5)
On February 1, 2008, Mr. Zhuang was granted options to purchase an aggregate 125,000 shares of our common stock at $4.08 per share, vesting at 33.33% per year.  These options expire on February 1, 2013.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 4.5%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 5 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(6)	This amount includes statutory benefits under PRC laws, including pension, housing, medical, and unemployment insurance benefits.

(7)
On April 7, 2010, Ms. Zhou was granted options to purchase an aggregate 30,000 shares of our common stock at $0.20 per share, vesting at 33.33% per year.  These options expire on April 7, 2020.  The shares were valued at the market price on the date of grant.  The estimated fair value of stock options granted was $0.19 per share.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 2.98%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(8)
On August 8, 2007, Ms. Zhou was granted options to purchase an aggregate 196,488 shares of our common stock at $2.80 per share, vesting at 33.33% per year.  These options expire on August 8, 2017.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 4.5%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

Employment Agreements

On March 25, 2011, our Board ratified and approved an increase in the monthly base salary for Wennan (Jack) Li, our Chief Executive Officer, to RMB68,000 (approximately US$10,382), beginning November 1, 2010.  Mr. Li’s bonus compensation arrangement for the current fiscal year, was also revised so that Mr. Li will receive a portion of performance-based bonus on the net profits realized by the Registrant during its current fiscal year, with a minimum guaranteed aggregate bonus payment of US$75,000 and a maximum of US$250,000.  We signed a salary adjustment letter on March 25, 2011 memorializing these terms.  These compensation terms replace the compensation terms of the previous employment agreement with Mr. Li, which became effective on September 2, 2008 and the compensation terms of which were amended on April 7, 2010.  The employment agreement expires on September 1, 2012.

On March 25, 2011, our Board ratified and approved an increase in the monthly base salary for Xiaolin (Edward) Zhuang, our Chief Financial Officer, to RMB55,000 (approximately US$8,397), beginning November 1, 2010.  Mr. Zhuang’s bonus compensation arrangement for the current fiscal year, was also revised so that Mr. Zhuang will receive a portion of performance-based bonus on the net profits realized by the Registrant during its current fiscal year, with a minimum guaranteed aggregate bonus payment of US$75,000 and a maximum of US$250,000.  We signed a salary adjustment letter on March 25, 2011 memorializing these terms.  These compensation terms replaced the compensation terms of the previous employment agreement with Mr. Zhuang on December 29, 2008, which agreement restated the employment agreement between Mr. Zhuang and Perfectenergy (Shanghai) Limited, our wholly owned subsidiary, dated February 1, 2008 and the compensation terms of which were amended on April 7, 2010.  This employment agreement with new compensation terms expired on February 1, 2011, and was renewed by a new three-year employment agreement entered into with Mr. Zhuang on March 25, 2011, the effective date of which is February 1, 2011.  Under this new agreement, Mr. Zhuang’s annual base salary is RMB715,000 (approximately $109,044).  Mr. Zhuang’s bonus compensation arrangement for 2011 fiscal year remains the same with Mr. Zhuang to receive a portion of performance-based bonus on the net profits realized during the fiscal year, with a minimum guaranteed aggregate bonus payment of US$75,000 and a maximum of US$250,000.

Outstanding Equity Awards as of October 31, 2010

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested (#)

Wennan Li	407,274	(1)	0	(1)	―	$2.80	8/8/17	―	―	―	―

Wennan Li	0	(3)	50,000	(3)	―	$0.20	4/7/20	―	―	―	―

Xiaolin Zhuang	83,333	(2)	41,667	(2)	―	$4.08	2/1/13	―	―	―	―

Xiaolin Zhuang	0	(3)	30,000	(3)	―	$0.20	4/7/20	―	―	―	―

Diping Zhou	196,488	(1)	0	(1)	―	$2.80	8/8/17	―	―	―	―

Diping Zhou	0	(3)	30,000	(3)	―	$0.20	4/7/20	―	―	―	―

(1)                 33.33% of these options vested on August 8, 2008, August 8, 2009, and August 8, 2010.
(2)                 33.33% of these options vested on February 1, 2009, February 1, 2010, and February 1, 2011.
(3)                 33.33% of these options vest(ed) on April 7, 2011, April 7, 2012, and April 7, 2013.

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended October 31, 2010:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($) (1)			Non-Equity Incentive Plan Compensation ($)		Non-Qualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)

Wennan Li (2)	$	―	$	―	$	―	(2)	$	―	$	―	$	―	$	―

Min Fan		$15,150	$	―		$55,967	(3)	$	―	$	―	$	―		$71,117

Yunxia Yang		$15,150	$	―		$55,967	(4)	$	―	$	―	$	―		$71,117

Adam Roseman		$60,000	$	―		$264,061	(5)	$	―	$	―	$	―		$324,061

Yajun Wu		$15,150	$	―		$55,967	(6)	$	―	$	―	$	―		$71,117

(1)
Reflects dollar amount expensed by the Company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.  FAS 123R requires the Company to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vested).  As a general rule, for time in service based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option.

(2)	Mr. Li’s compensation as a director is reflected in the table titled “Summary Compensation Table” above.

(3)
Mr. Fan had options to purchase an aggregate 50,000 shares of our common stock outstanding as of October 31, 2009.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 4.5%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(4)
Ms. Yang had options to purchase an aggregate 50,000 shares of our common stock outstanding as of October 31, 2009.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 4.5%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(5)
Mr. Roseman had options to purchase an aggregate 240,625 shares of our common stock outstanding as of October 31, 2009.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 4.5%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

(6)
Mr. Wu had options to purchase an aggregate 50,000 shares of our common stock outstanding as of October 31, 2009.  We used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on volatility of 70%, dividend yield of 0%, the stated exercise prices, and expiration dates of the instruments and using an average risk-free rate of 4.5%.  Because we do not have a history of employee stock options, the estimated life is based on one-half of the sum of the vesting period and the contractual life of 10 years of the option.  This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

We compensate Min Fan, Yunxia Yang, and Yajun Wu with RMB100,000 (approximately $14,640) per annum each for their services as a director.  On November 29, 2007, Mr. Fan, Ms. Yang, and Mr. Wu each received options to purchase 50,000 shares of our common stock at $2.80 per share, of which 33.33% vested on the first, second, and third year anniversary of the grant date of such options.

We are party to a written three-year agreement with Adam Roseman that expires on November 12, 2013 for his services as a director, under which he received $5,000 per month as compensation for his services.  On November 29, 2007, Mr. Roseman received options to purchase 250,000 shares of our common stock at $2.80 per share, of which 30% vested on the grant date and 70% vests on a monthly basis over a period of two years from the grant date.  Mr. Roseman is entitled to certain travel and administrative expenses in connection with his services as a director and is provided liability insurance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of April 25, 2011 for each of our directors and officers; all directors and officers as a group; and each person known by us to beneficially own five percent or more of our common stock.

Beneficial ownership is determined in accordance with SEC rules.  Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name.  Unless otherwise indicated, the address of each beneficial owner listed below is No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China.

Name of Beneficial Owner and Address	Number of Shares of Common Stock Beneficially Owned (1)		Percent of Shares of Common Stock Beneficially Owned (1)(2)
Executive Officers and/or Directors:
Wennan Li	6,819,160	(3)	22.69%
Min Fan	4,127,600	(4)	13.90%
Yunxia Yang	4,127,600	(5)	13.90%
Xiaolin Zhuang	135,000	(6)	*
Adam Roseman (7)	366,391	(7)	1.23%
Yajun Wu	60,000	(8)	*
All Executive Officers and Directors as a Group (6 persons)	15,635,751		51.82%

* Less than 1%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)	The percentage of class beneficially owned is based on 29,626,916 shares of common stock outstanding on April 25, 2011.

(3)	423,941 of these shares represent the number of shares of common stock that Wennan Li has the right to acquire upon exercise of an option granted on August 8, 2007.

(4)	60,000 of these shares represent the number of shares of common stock that Min Fan has the right to acquire upon exercise of an option granted on August 8, 2007.

(5)	60,000 of these shares represent the number of shares of common stock that Yunxia Yang has the right to acquire upon exercise of an option granted on August 8, 2007.

(6)	All of these shares represent the number of shares of common stock Xiaolin Zhuang has the right to acquire upon exercise of an option granted on February 1, 2008.

(7)
240,625 of these shares represent the number of shares of common stock that Adam Roseman has the right to acquire upon exercise of an option granted on August 8, 2007.  30,000 of these shares are held in the name of Tapirdo Enterprises, LLC, of which Mr. Roseman is the manager and sole member. 3,000 of these shares are held in the name of R.A. Roseman Holdings LLC, of which he is the principal.  2,000 of these shares are held in the name of ARC China, Inc., of which he is the sole officer and director.  Mr. Roseman’s address is 9440 Little Santa Monica Blvd., Suite 401, Beverly Hills, CA 90210.

(8)	All of these shares represent the number of shares of common stock that Yajun Wu has the right to acquire upon exercise of an option granted on August 8, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related party transactions to report.

SHAREHOLDER PROPOSALS

Shareholder proposals intended for inclusion in next year’s proxy statement and form of proxy must be directed to the Corporate Secretary at Perfectenergy International Limited, No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China and be received by February 1, 2012 to be considered for inclusion.

No proposals have been submitted by shareholders for consideration at the 2011 annual meeting.  Shareholders proposals for the 2011 annual meeting must be received no later than the close of business on June 17, 2011.  Pursuant to SEC Rule 14a-4(c)(1), if proposals are received prior to the meeting they may be voted upon with the discretionary authority granted to the proxy in this proxy statement and attached proxy card.

SOLICITATION

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

FORM 10-K – ANNUAL REPORT

Enclosed herewith is the Company’s Annual Report on Form 10-K for our fiscal year ended October 31, 2010. Additional copies may be requested in writing. Such requests should be submitted to Mr. Edward Zhuang, Chief Financial Officer, Perfectenergy International Limited, No. 479 You Dong Road, Xinzhuang Town, Shanghai 201100, People’s Republic of China. Exhibits to the Form 10-K will also be provided upon specific request. The materials will be provided without charge.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board.   The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. The Audit Committee has, with regards to the following oversight responsibilities with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010,:

•	reviewed and discussed the audited financial statements with management;

•
discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•
based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010.

Respectfully submitted,

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Yajun Wu, Chairman of the Audit Committee

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2011 annual meeting. If any other matters are properly brought before the 2011 annual meeting, the person appointed as proxy will vote on such matters in accordance with his best judgment.

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